SUBSEQUENT EVENTS	6 Months Ended	12 Months Ended
	Jun. 30, 2016	Dec. 31, 2015
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 12 – SUBSEQUENT EVENTS

On July 7, 2016, in connection with the closing of the Merger, all of the Company's current directors, with the exception of Mr. Mirman and Mr. Pawelek, received a restricted stock grant pursuant to the Company's 2016 Plan, resulting in the issuance of 1,570,500 shares, which vest in equal installments with one-third vesting immediately and two-thirds on each anniversary of the grant. Additionally, on July 25, 2016, the Board reassessed non-employee director compensation under the 2016 Plan and determined to maintain the current compensation package granted to each non-employee director pursuant to the 2016 Plan that was in effect under the prior plan, with adjustments to the share amounts to reflect the Reverse Split, pursuant to which, 10,000 shares of restricted Common Stock and options to purchase 45,000 shares of Common Stock were granted to a new non-employee director on that date.

On July 25, 2016, the Company entered into a security and control agreement and related mortgages pursuant to which the Company granted Independent Bank a senior security interest in substantially all of its assets as additional security for repayment of the Loan, pursuant to the terms of the Fourth Amendment to the Forbearance Agreement.

On August 3, 2016, the Company entered into the first amendment to the Notes with the remaining holders of approximately $1.8 million of Convertible Notes.  Pursuant to the first amendment: (i) the maturity date was changed to January 2, 2017, (ii) the conversion price was adjusted to $1.10 and (iii) the coupon was increased to 15% per annum. All accrued and unpaid interest on the Convertible Notes may also be convertible in certain circumstances at the conversion price. Additionally, if the aggregate principal amount outstanding on the Convertible Notes is not either converted by the holder or repaid in full on or before the maturity date, the Company will pay a 25% premium on the maturity date. In exchange for the holders’ willingness to enter into the first amendment, the Company issued to the holders warrants to purchase up to approximately 1.7 million shares of Common Stock. The warrants have an exercise price of $2.50 per share, and are immediately exercisable from the issuance date for a period of three years, subject to certain circumstances.

NOTE 12 SUBSEQUENT EVENTS

Convertible Notes

In January, 2016, the Company issued an additional $800,000 in Convertible Notes. The aggregate principal amount of Convertible Notes issued from December 29, 2015 through January 5, 2016, was $3.75 million.

Additionally, on March 18, 2016, the Company issued an additional aggregate principal amount of $500,000 of Convertible Notes, which have the same terms and conditions as the Convertible Notes with the exception of the maturity date, which is April 1, 2017. The proceeds were used to make advances to Brushy for payment of operating expenses pending completion of the Merger. If the Merger is not completed, these amounts are subject to repayment by Brushy.

Director Fees.

In connection with certain of the non-employee director appointment anniversaries and quarterly Board fees pursuant to each non-employee director award agreement, the Company issued an additional 130,834 shares of restricted stock subsequent to year end.